UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2012

MGC Diagnostics Corporation
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

001-13543	41-1579150
(Commission File Number)	(IRS Employer Identification No.)

350 Oak Grove Parkway
Saint Paul, Minnesota	55127-8599
(Address of principal executive offices)	(Zip Code)

(651) 484-4874
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02	Results of Operations and Financial Condition

On December 19, 2012, MGC Diagnostics Corporation (formerly Angeion Corporation) (the “Company”) issued a press release reporting the results of its operations for its fourth fiscal quarter and year ended October 31, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information provided pursuant to Item 2.02 of this Form 8-K is being furnished and is not “filed” for purposes of Section 18 of the Securities Act of 1934, and may not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in that filing.

Section 9 – Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following is furnished as an Exhibit to this Report:

Exhibit No.	Description of Exhibit

99.1	Press release dated December 19, 2012, reporting results for the fiscal 2012 fourth quarter and year ended October 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGC DIAGNOSTICS CORPORATION

Dated: December 19, 2012	By	/s/ Robert M. Wolf
Robert M. Wolf
Chief Financial Officer